Goodwill and intangible assets, net - Summary of Estimated Future Amortization Expense of Intangible Assets with Definite Lives (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2019	$ 7,076
2020	7,076
2021	7,076
2022	801
2023 and beyond	1,601
Total	$ 23,630